UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2020

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Avenue, Penthouse Suite Sunny Isles Beach, FL 33160 (305) 422-4000	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 16690 Collins Avenue, Penthouse Suite Sunny Isles Beach, FL 33160 (305) 422-4000	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2020, Icahn Enterprises L.P. and Icahn Enterprises Holdings L.P. (together, the “Company”) determined the bonus awards for the year ended December 31, 2019 for the Company's Chief Financial Officer, SungHwan Cho, and Chief Accounting Officer, Peter Reck, as identified in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 28, 2020 (the "Annual Report"). As of the filing of the Annual Report, the amounts of the bonus awards for the year ended December 31, 2019 for Messrs. Cho and Reck had not been determined and were not calculable. As indicated in the applicable footnotes to the summary compensation table included in Item 11 of the Annual Report, and elsewhere, the actual bonus amounts to be paid would first become calculable, and be paid, in March 2020. The Company’s Annual Report tentatively disclosed that the bonuses for Messrs. Cho and Reck were expected to be no less than the respective bonus payments for the year ended December 31, 2018 (i.e. $1,700,000 and $225,000, respectively).

The amounts of the bonus awards for the year ended December 31, 2019 for Messrs. Cho and Reck have been determined and have not changed from these tentative amounts disclosed in the Annual Report. As such, the amounts of the bonus awards and the total compensation for the year ended December 31, 2019 for Messrs. Cho and Reck are as follows:

Summary Compensation Table
Name and Principal Position	Year	Bonus ($)	Total ($)
SungHwan Cho, Chief Financial Officer	2019	1,700,000	2,590,138

Peter Reck, Chief Accounting Officer	2019	225,000	567,295

All other compensation for the Company's named executive officers for the year ended December 31, 2019 was previously reported by the Company in the summary compensation table included in the Annual Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:   March 30, 2020

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:   March 30, 2020

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